UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
____________________
Date of Report (Date of earliest event reported): February 1, 2016
Accenture Holdings plc
(Exact name of Registrant as specified in its charter)

Ireland	000-55501	98-1254718
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Grand Canal Square
Grand Canal Harbour
Dublin 2, Ireland
(Address of principal executive offices)
Registrant’s telephone number, including area code: (353) (1) 646-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          On February 3, 2016, Accenture plc, the controlling shareholder of Accenture Holdings plc, held its 2016 annual general meeting of shareholders (the “Accenture plc Annual Meeting”). At the Accenture plc Annual Meeting, Accenture plc’s shareholders approved amendments to the Amended and Restated Accenture plc 2010 Share Incentive Plan (as amended, the “Amended 2010 SIP”) and to the Accenture plc 2010 Employee Share Purchase Plan (as amended, the “Amended 2010 ESPP”), which had previously been approved by the Board of Directors of Accenture plc, subject to shareholder approval.

          The Amended 2010 SIP is substantially the same as the prior Amended and Restated Accenture plc 2010 Share Incentive Plan, except that it has been amended to (1) authorize an additional 9 million shares, (2) establish limits on the total annual compensation granted to Accenture plc’s non-employee directors for any fiscal year and (3) make other amendments, as described in Accenture plc’s definitive proxy statement for the Accenture plc Annual Meeting filed on December 11, 2015 (the “Proxy Statement”).

          The Amended 2010 ESPP is substantially the same as the prior Accenture plc 2010 Employee Share Purchase Plan, except that it has been amended to (1) authorize an additional 45 million shares and (2) make other amendments, as described in the Proxy Statement.

          The material terms of the Amended 2010 SIP and the Amended 2010 ESPP are described in the Proxy Statement, and the descriptions of the plans included in the Proxy Statement are incorporated herein by reference as Exhibits 99.1 and 99.2. The descriptions of the Amended 2010 SIP and Amended 2010 ESPP are qualified in their entirety by reference to the full text of the (1) Amended 2010 SIP, a copy of which is filed as Exhibit 10.1, and (2) Amended 2010 ESPP, a copy of which is filed as Exhibit 10.2.

Item 5.07 Submission of Matters to a Vote of Security Holders.

          On February 1, 2016, Accenture Holdings plc (“the Company”) held its 2016 annual general meeting of shareholders (the “Annual Meeting”). The Company’s shareholders approved all of the proposals considered at the Annual Meeting. As of the record date for the Annual Meeting, Accenture plc held 96% of the shares entitled to vote at the Annual Meeting and Accenture plc voted all of its shares in favor of each of the proposals listed below. The following chart sets forth the number and percentage of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each proposal voted upon by the Company’s shareholders:

		For		Against		Abstained	Broker Non-Votes
1.	To grant the Company’s Board of Directors (the “Board”) the authority to issue shares under Irish law	639,494,094	100%	0	0%	0	*
2.	To grant the Board the authority to opt-out of statutory pre-emption rights under Irish law	639,494,094	100%	0	0%	0	*
3.	To authorize Accenture International S.à.r.l. to purchase the Company’s ordinary shares off-market	639,494,094	100%	0	0%	0	*
4.	To determine the price range at which the Company can re-allot shares that it acquires as treasury shares under Irish law	639,494,094	100%	0	0%	0	*
_______________
* Not applicable

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

10.1	Amended and Restated Accenture plc 2010 Share Incentive Plan (incorporated by reference to Exhibit 10.1 to Accenture plc’s Form 8-K filed on February 3, 2016)
10.2	Amended and Restated Accenture plc 2010 Employee Share Purchase Plan (incorporated by reference to Exhibit 10.2 to Accenture plc’s Form 8-K filed on February 3, 2016)
99.1
The section entitled “Proposal No. 3 – Approval of Amendments to the Amended and Restated Accenture plc 2010 Share Incentive Plan” of the definitive proxy statement of Accenture plc on Schedule 14A filed on December 11, 2015 (the “Proxy Statement”) is incorporated herein by reference

99.2	The section entitled “Proposal No. 4 – Approval of Amended and Restated Accenture plc 2010 Employee Share Purchase Plan” of the Proxy Statement is incorporated herein by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 3, 2016	ACCENTURE HOLDINGS PLC

	By:	/s/ Joel Unruch
	Name:	Joel Unruch
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Accenture plc 2010 Share Incentive Plan (incorporated by reference to Exhibit 10.1 to Accenture plc’s Form 8-K filed on February 3, 2016)
10.2	Amended and Restated Accenture plc 2010 Employee Share Purchase Plan (incorporated by reference to Exhibit 10.2 to Accenture plc’s Form 8-K filed on February 3, 2016)
99.1
The section entitled “Proposal No. 3 – Approval of Amendments to the Amended and Restated Accenture plc 2010 Share Incentive Plan” of the definitive proxy statement of Accenture plc on Schedule 14A filed on December 11, 2015 (the “Proxy Statement”) is incorporated herein by reference

99.2	The section entitled “Proposal No. 4 – Approval of Amended and Restated Accenture plc 2010 Employee Share Purchase Plan” of the Proxy Statement is incorporated herein by reference